UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2003

APHTON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19122	95-3640931
(State or Other Jurisdiction of Incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

80 S.W. Eighth Street	Miami, Florida	33130
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code (305) 374-7338

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure.

On October 30, 2003, Aphton Corporation issued a press release announcing results from their Phase III randomized, double-blind, placebo-controlled clinical trial of G17DT as monotherapy in patients with pancreatic cancer. A copy of the press release is attached and incorporated herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2003	APHTON CORPORATION /S/ FREDERICK W. JACOBS Frederick W. Jacobs Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

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